Great Pee Dee Bancorp, Inc.
                            901 Chesterfield Highway
                          Cheraw, South Carolina 29520
                                 (843) 537-7656
                               September 8, 2006


Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Great Pee Dee Bancorp, Inc. (the "Company"), which will be held at the main office of Sentry Bank & Trust (the "Bank"), 901 Chesterfield Highway, Cheraw, South Carolina at 11:00 a.m. (South Carolina time) on Wednesday, October 11, 2006.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company and the Bank, the wholly owned subsidiary of the Company. Directors and officers of the Company and the Bank will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of two directors and the ratification of the appointment of the independent registered public accounting firm for the fiscal year ending June 30, 2007. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

                                       Sincerely,

                                       /s/ John S. Long

                                       John S. Long
                                       President and Chief Executive Officer

                           Great Pee Dee Bancorp, Inc.
                            901 Chesterfield Highway
                          Cheraw, South Carolina 29520
                                 (843) 537-7656

                                    NOTICE OF
                       2006 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On October 11, 2006

     Notice is hereby given that the Annual Meeting of Stockholders of Great Pee Dee Bancorp, Inc. (the "Company") will be held at the main office of Sentry Bank & Trust, 901 Chesterfield Highway, Cheraw, South Carolina, on Wednesday, October 11, 2006 at 11:00 a.m., South Carolina time.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

     1.     The election of two directors;

     2. The ratification of Dixon Hughes PLLC as independent registered public accounting firm for the fiscal year ending June 30, 2007; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on August 25, 2006, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Sentry Bank & Trust, 901 Chesterfield Highway, Cheraw, South Carolina for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

                                       By Order of the Board of Directors

                                       /s/ John M. Digby

                                       John M. Digby
                                       Secretary
Cheraw, South Carolina
September 8, 2006

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                          Great Pee Dee Bancorp, Inc.
                            901 Chesterfield Highway
                          Cheraw, South Carolina 29520
                                 (843) 537-7656

                        --------------------------------

                                PROXY STATEMENT

                        --------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 11, 2006

                        --------------------------------

                       SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Great Pee Dee Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the main office of Sentry Bank & Trust (the "Bank"), 901 Chesterfield Highway, Cheraw, South Carolina, on Wednesday, October 11, 2006, at 11:00 a.m. (South Carolina time), and at all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about September 8, 2006.

     Regardless of the number of shares of stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the election of the nominees for director named in this Proxy Statement and "FOR" the ratification of Dixon Hughes PLLC as independent registered public accounting firm for the fiscal year ending June 30, 2007.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.

     Proxies may be revoked at any time prior to exercise by sending written notice of revocation to the Secretary of the Company, John M. Digby, at the address of the Company shown on the cover page of this Proxy Statement, or by delivering to the Company a duly executed proxy bearing a later date. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke the proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail and telephone by the Company's directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                               VOTING SECURITIES

     Holders of record of the Company's common stock, par value $0.01 per share (the "Common Stock") as of the close of business on August 25, 2006 (the "Record Date") are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 1,785,169 shares of Common Stock issued and outstanding (excluding treasury shares). The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.


     In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors to (i) make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) demand that any person who is reasonably believed to beneficially own Common Stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the two nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

     As to the ratification of the appointment of the independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR," (ii) vote "AGAINST," or (iii) "ABSTAIN" from voting on such matter. The affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to constitute ratification by the stockholders. Broker non-votes and shares as to which the "ABSTAIN" box has been selected will not be counted as votes cast and will have no effect on the vote on the matter presented.

     Proxies solicited hereby will be returned to the Company, and will be tabulated by an inspector of election designated by the Board of Directors.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Company and with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth information regarding each person known to be the beneficial owner of more than 5% of the Company's outstanding shares of Common Stock on the Record Date.

                                                          Amount of Shares
                                                          Owned and Nature                   Percent of Shares
         Name and Address of                                of Beneficial                     of Common Stock
          Beneficial Owner                                    Ownership                         Outstanding
         -------------------                              ----------------                   -----------------
The Great Pee Dee Bancorp, Inc.                               163,617(1)                            9.1%
Employee Stock Ownership Plan and Trust
901 Chesterfield Highway
Cheraw, South Carolina 29520

First Citizens Bancorporation of South Carolina, Inc.         119,000(2)                            6.7%
1230 Main Street
Columbia, South Carolina 29201

Herbert W. Watts                                              125,143(3)                            6.9%
24 Cedar Avenue
Cheraw, South Carolina 29520
--------------------------------

(1) Under The Great Pee Dee Bancorp, Inc. Employee Stock Ownership Plan and Trust (the "ESOP"), shares allocated to participants' accounts are voted in accordance with the participants' directions. Unallocated shares held by the ESOP are voted by the trustees in the manner calculated to most accurately reflect the instructions they have received from the participants regarding the allocated shares. As of the Record Date, 81,244 shares of Common Stock have been allocated to the accounts of employees under the ESOP. The trustees of the ESOP are the non-employee directors of the Company.
(2)  Based on a Schedule 13D filed November 12, 1998.
(3) Includes 36,107 shares that may be acquired pursuant to presently exercisable options, which are deemed to be beneficially owned by Mr. Watts.

                       PROPOSAL 1--ELECTION OF DIRECTORS

     Directors of the Company are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting, each to serve for a three-year period and until a successor has been elected and qualified. The Board of Directors has nominated William R. Butler and H. Malloy Evans, Jr. to serve as directors, each of whom currently serves as a member of the Board of Directors.

     The table below sets forth certain information regarding the Company's Board of Directors and nominees. It is intended that the proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting for the election of the nominees identified below (unless otherwise directed on the proxy card). If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected.

                                                                             Term to           Shares of
                                         Positions                       Expire Following    Common Stock
                                        Held in the                        Fiscal Year       Beneficially
                                       Company and/or         Director        Ending           Owned on        Percent
       Name           Age(1)              the Bank            Since(2)       June 30,       Record Date(3)    Of Class
       -----          ------              --------            --------       --------       --------------    --------

                                                        NOMINEES

William R. Butler       57                Director              1992           2009           75,043(4)(5)(6)     4.2%
H. Malloy Evans, Jr.    64                Director              2000           2009           28,979(4)(7)        1.6

                                             DIRECTORS CONTINUING IN OFFICE

Henry P. Duvall, IV     75                Director              1964           2007           31,131(4)(8)        1.7
John S. Long            52            President, Chief          1998           2007           60,443(9)(10)       3.4
                               Executive Officer and Director
Robert M. Bennett, Jr.  52                Director              2001           2007           38,960(4)(11)       2.2
Herbert W. Watts        62                Director              1977           2008          125,143(12)(13)      6.9
James C. Crawford, III  50                Chairman              1992           2008           57,363(4)(14)       3.2

                                        EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

John M. Digby           60      Senior Vice President, Chief     n/a            n/a            5,193(15)            *
                               Financial Officer and Secretary
Michael O. Blakeley     60          Senior Vice President        n/a            n/a           16,298(16)            *
                                         of the Bank
All Directors and Executive Officers                                                         388,758(17)         21.8%
as a Group (9 persons)

------------------------------
*    Less than 1%.
(1)  As of June 30, 2006.
(2) Reflects initial appointment to the Board of Directors of the Company or the Bank.
(3)  Includes shares owned directly and indirectly.
(4) Includes 9,959 shares held by a deferred compensation plan for the benefit of Messrs. Watts and Long, as to which all non-employee directors (other than Mr. Watts) serve as trustees.
(5) Includes 22,000 shares owned by the Sentry Bank & Trust Foundation, as to which Mr. Butler serves as director.
(6)  Includes 9,109 options granted
     pursuant to the Stock Option Plan, which are currently exercisable.
(7) Includes 12,621 options granted pursuant to the Stock Option Plan, which are currently exercisable.
(8) Includes 7,092 options granted pursuant to the Stock Option Plan, which are currently exercisable.
(9)  Includes 26,169
     options granted pursuant to the Stock Option Plan, which are currently exercisable.
(10) Includes 2,651 shares held by a deferred compensation plan.
(11) Includes 10,958 options granted pursuant to the Stock Option Plan, which are currently exercisable.
(12) Includes 36,107 options granted pursuant to the Stock Option Plan, which are currently exercisable.
(13) Includes 7,308 shares held by a deferred compensation plan.
(14) Includes 3,450 options granted pursuant to the Stock Option Plan, which are currently exercisable.
(15) Includes 1,665 shares granted under the Company's 1998 Recognition and Retention Plan, which are subject to future vesting but as to which voting may be currently directed.
                                         (footnotes continued on following page)

(16) Includes 8,727 options granted pursuant to the Stock Option Plan, which options are currently exercisable.
(17) Includes 114,233 options granted pursuant to the Stock Option Plan, which are currently exercisable. Excludes shares of Common Stock owned by the Company's ESOP for the benefit of the employees of the Bank other than executive officers. The ESOP Administrative Committee administers the ESOP. Under the terms of the ESOP, shares of Common Stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP trustees in the manner calculated to most accurately reflect the instructions they have received from the participants regarding the allocated shares, unless their fiduciary duties require otherwise. As of the Record Date, the ESOP held 163,617 shares of Common Stock, of which 81,244 shares have been allocated, including 42,518 shares allocated to the executive officers and included in the above table. The trustees of the ESOP are directors of the Company.

Directors

     The principal occupation during the past five years of each director and executive officer of the Company and the Bank is set forth below. All of these individuals have held their present positions for at least five years unless otherwise stated.

     Robert M. Bennett, Jr. is Vice President-Secretary of Bennett Motor Company, a General Motors dealership located in Cheraw, South Carolina.

     William R. Butler is the owner of P&H Pharmacy, a retail pharmacy located in Cheraw, South Carolina. Mr. Butler is a licensed pharmacist.

     James C. Crawford, III is the retired Chairman and Chief Executive Officer of B.C. Moore and Sons, Inc., a department store chain.

     Henry P. Duvall, IV is retired. Prior to his retirement, Mr. Duvall was the President and Chief Executive Officer of Cheraw Hardware and Supply Company.

     H. Malloy Evans, Jr. is the President of Cheraw Yarn Mill, Inc., a division of Frontier Spinning where he has been employed since 1971. Mr. Evans is also a past President of the American Yarn Spinners Association.

     John S. Long became Vice President of the Bank in November 1997, Chief Operating Officer in June 1998 and President in January 2003. Mr. Long became Chief Executive Officer of the Bank in January 2004, Executive Vice President of the Company in July 2004, and President and Chief Executive Officer of the Company in January 2006. Prior to joining the Bank, Mr. Long was Senior Vice President of The County Bank.

     Herbert W. Watts served as the President and Chief Executive Officer of the Company since its formation in 1997 until his retirement in December 2005. Mr. Watts was President and Chief Executive Officer of the Bank from 1981 until January 2003.

Executive Officers Who Are Not Directors

     Michael O. Blakeley has been Senior Vice President of the Bank since May 2000 and serves as city executive of the Bank's office located in Florence, South Carolina. Before joining the Bank, Mr. Blakeley served as the Vice President and Senior Business Banker of the Pee Dee Region for Wachovia Bank.

     John M. Digby was appointed Senior Vice President and Chief Financial Officer of the Bank in June 2003 and Treasurer and Chief Financial Officer of the Company in July 2004. Mr. Digby was elected Secretary of the Company and the Bank in 2005. From 1998 until 2002, Mr. Digby served as the Chief Financial Officer and Treasurer of First Capital Bank, located in Bennettsville, South Carolina.

Independent Directors

     The Board of Directors has determined that, except as to Messrs. Watts and Long, each member of the Board is an "independent director" within the meaning of the Nasdaq corporate governance listing standards. Mr. Long is not considered independent because he is an executive officer of the Company. Mr. Watts is not considered independent because of his previous position as an executive officer of the Company.

Committees and Meetings of the Board of Directors

     The business of the Company and the Bank is conducted through regular and special meetings of the Board of Directors and its committees. The Board of Directors of the Company met 22 times during fiscal 2006 and the Board of Directors of the Bank met 21 times during fiscal 2006. No director attended fewer than 75% of the total meetings held by the Board of Directors and the committees on which such director served, with respect to each of the Company and the Bank. The following is a discussion of certain committees of the Bank. The Bank's Audit Committee functions as the audit committee of the Company, and the Bank's Executive Committee functions as the personnel committee of the Company.

     Budget and Finance Investments Committee. The Budget and Finance Investments Committee meets periodically to review the Company's investment policies, and is authorized to make security investments on behalf of the Company. The Budget and Finance Investments Committee is composed of Directors Crawford, Evans, Long, and Watts and in the absence of a member, any one of the other members of the Board of Directors may be substituted for the absent member of the committee. During fiscal 2006, the Budget and Finance Investments Committee met four times.

     Audit Committee. The Audit Committee consists of Directors Butler, Bennett and Crawford. Each member of the Audit Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3. Each member of the Audit Committee has an understanding of the Company's financial statements and is "financially literate." The Audit Committee has not designated an audit committee financial expert because none of the "independent directors," while financially literate, meet the more stringent requirements necessary for designation as the financial expert. During fiscal 2006, the Audit Committee held six meetings. The Audit Committee reports to the Board on its activities and findings.

     The duties and responsibilities of the Audit Committee include, among other things:

     o retaining, overseeing and evaluating a firm of independent registered public accounting firm to audit the Company's annual financial statements;

     o approving all engagements for audit and non-audit services by the independent registered public accounting firm;

     o reviewing the financial statements and the audit report with management and the independent registered public accounting firm;

     o   reviewing quarterly reports filed with the SEC;

     o consulting with the internal audit staff and reviewing management's administration of the system of internal accounting controls; and

     o   reviewing the adequacy of the audit committee charter.

     Compensation Committee. The Executive Committee serves as the compensation committee of the Board and consists of Directors Crawford, Evans and Watts. However, in accordance with Nasdaq corporate governance listing standards, the independent directors of the Board of Directors make compensation decisions with respect to executive officers of the Company. The Executive Committee reviews compensation, officer promotions, benefits and other matters of personnel policy and practice. During fiscal 2006, this committee met seven times.

     Nominating Committee. The non-employee members of the Board of Directors (except for Mr. Watts) serve as the Nominating Committee. Each member of the Nominating Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The non-employee members of the Board of Directors met once in its capacity as the Nominating Committee during fiscal 2006. The Company's Board of Directors has adopted a written charter for the Nominating Committee, which is available at the Company's website at http://www.sentrybankandtrust.com.

     The duties of the Nominating Committee include the following:

     o evaluating current directors for nomination for re-election to the Board of Directors;

     o evaluating other potential candidates for nomination to be elected to the Board of Directors;

     o if applicable, evaluating and recommending to the Board of Directors the persons who should be appointed to the Board of Directors; and

     o reviewing and reassessing the adequacy of its charter annually and recommending any proposed changes to the Board of Directors for approval.

     The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee shall have sole authority to approve related fees and retention terms. The Nominating Committee may appoint a sub-committee (so long as such committee is composed solely of independent directors) to assist the Nominating Committee in performing its duties.

     The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

     o has the highest personal and professional ethics and integrity and whose values are compatible with the Company's;

     o has had experiences and achievements that has given him or her the ability to exercise and develop good business judgment;

     o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

     o is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

     o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

     The Nominating Committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards.

     Procedures for the Recommendation for Director Nominees by Stockholders. The Nominating Committee has adopted procedures for the submission of recommendations for director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates submitted by the Company's stockholders. Stockholders can submit the names of qualified candidates for director by writing to the Company's Corporate Secretary at 901 Chesterfield Highway, Cheraw, South Carolina 29520. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the Company's proxy materials for the preceding year's annual meeting. The submission must include the following information:

     o a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

     o the name and address of the stockholder as they appear on the Company's books, and number of shares of Common Stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

     o the name, address and contact information for the candidate, and the number of shares of Common Stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

     o   a statement of the candidate's business and educational experience;

     o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

     o a statement detailing any relationship between the candidate and the Bank and the Company;

     o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Bank and the Company;

     o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

     o a statement of the candidate that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

     A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting."

     Stockholder Communications with the Board. A stockholder of the Company who wants to communicate with the Board of Directors or with any individual director can write to the Company at 901 Chesterfield Highway, Cheraw, South Carolina 29520, Attention: Corporate Secretary. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership.

     Depending on the subject matter, the Corporate Secretary will:

     o forward the communication to the director or directors to whom it is addressed;

     o attempt to handle the inquiry directly, or forward the communication for response by another employee of the Company. For example, a request for information about the Company or a stock-related matter may be forwarded to the Company's stockholder relations officer; or

     o not forward the communication if it is primarily commercial in nature relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

     The Corporate Secretary shall make those communications that were not forwarded known to the directors and available to the directors on request.

Code of Ethics

     The Company has adopted a Code of Ethics (the "Code") that is applicable to the officers, directors and employees of the Company, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code is available on the Company's website at http://www.sentrybankandtrust.com. Amendments to and waivers from the Code will also be disclosed on the Company's website.

Attendance at Annual Meetings of Stockholders

     Although the Company does not have a formal written policy regarding director attendance at annual meetings of stockholders, directors are requested to attend these meetings absent unavoidable scheduling conflicts. All of the Company's directors attended the prior fiscal year's annual meeting of stockholders.

Audit Committee Report

     In accordance with rules established by the SEC, the Audit Committee has prepared the following report. The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company's website at http://www.sentrybankandtrust.com. A copy of this charter is also attached as Appendix A to this Proxy Statement.

     Management is responsible for the Company's internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     As part of its ongoing activities, the Audit Committee has:

     o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended June 30, 2006;

     o Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

     o Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006 and be filed with the SEC.

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               The Audit Committee

                                William R. Butler
                             Robert M. Bennett, Jr.
                             James C. Crawford, III

Director Compensation

     The Bank pays a $850 monthly retainer to each of its directors, except for the Chairman, who is paid a $1,750 monthly retainer. Each director is also paid $150 for each meeting attended. The Company does not pay fees to its directors. Directors are also eligible to participate in certain stock benefit plans and have received awards of restricted stock and stock options. During fiscal 2006, there were no grants of restricted stock or stock options to directors, other than the grant of reload options in connection with the exercise of previously owned stock options.

Executive Compensation

     The following table sets forth certain information as to the compensation paid to the President and Chief Executive Officer of the Company, and the former President and Chief Executive Officer of the Company (the "Named Executive Officers") for the three fiscal years ended June 30, 2006. No other officer of the Company earned $100,000 in salary and bonus for the 2006 fiscal year.

========================================================================================================================
                                              Summary Compensation Table
------------------------------------------------------------------------------------------------------------------------
                                                                                 Long-Term Compensation
                             Annual Compensation                                        Awards
------------------------------------------------------------------------------- ------------------------
                                                                    Other       Restricted
                                                                   Annual          Stock      Options/     All Other
    Name and Principal       Fiscal                             Compensation       Award        SARs     Compensation
         Position             Year      Salary($)   Bonus($)       ($)(1)           ($)        (#)(2)       ($)(3)
------------------------------------------------------------------------------------------------------------------------

 John S. Long, President,     2006       130,000     30,000        21,997            --           --          32,132
 Chief Executive Officer      2005       121,000     18,500        22,440            --          7,121        56,979
 and Director                 2004       111,506     18,500        32,930            --         10,734        46,969

 Herbert W. Watts,            2006        54,712      6,250        41,887            --           --          37,225
 Retired President, Chief     2005       100,000     12,500        20,775            --         10,903       137,193
 Executive Officer and        2004        97,512     12,500        32,921            --         20,667        58,765
 Director (4)
========================================================================================================================

(1)  Consists of director's fees and deferred compensation.
(2) Represents reload options received upon the exercise of stock options when previously-owned shares of common stock were utilized to pay the option exercise price.
(3) Represents the market value at June 30 of shares allocated to the executive's account under the ESOP during the respective fiscal year and the exercise of non-incentive stock options.
(4)  Mr. Watts retired on December 31, 2005.

     Employment Agreements. The Bank has entered into an employment agreement with Mr. Long that provides for a term of thirty-six months. On each anniversary date, the agreement may be extended for an additional twelve months, so that the remaining term shall be thirty-six months. If the agreement is not renewed, the agreement will expire thirty-six months following the anniversary date. The current base salary for Mr. Long is $155,000. The base salary may be increased but not decreased. In addition to the base salary, the agreement provides for, among other things, participation in stock benefit plans and other employee and fringe benefits applicable to executive personnel. The agreement provides for termination by the Bank for cause at any time. In the event the Bank terminates the executive's employment for reasons other than for cause, or in the event of the executive's resignation from the Bank upon (i) failure to re-elect the executive to his current offices, (ii) a material change in the executive's functions, duties or responsibilities, or relocation of his principal place of employment by more than thirty (30) miles, (iii) liquidation or dissolution of the Bank, or (iv) a breach of the agreement by the Bank, the executive, or in the event of death, his beneficiary, would be entitled to a severance payment in an amount equal to three times the annual rate of base salary (which includes any salary deferred at the election or Mr. Long) at the time of termination, plus the highest annual cash bonus paid to him during the prior three years. The Bank would also continue the executive's life, health, dental and disability coverage for the remaining unexpired term of the agreement.

     The executive's employment may be terminated upon his attainment of normal retirement age (i.e., age 65) or in accordance with any retirement policy established by the Bank (with executive's consent). Upon retirement, the executive will be entitled to all benefits available to him under any retirement or other benefit plan maintained by the Bank. In the event of the executive's disability for a period of six months, the Bank may terminate the agreement provided that the Bank will be obligated to pay the executive his base salary for the remaining term of the agreement or one year, whichever is longer, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by the Bank. In the event of the executive's death, the Bank will pay his base salary to his named beneficiaries for one year following his death, and will also continue medical, dental, and other benefits to his family for one year.

     The employment agreement provides that, following termination of employment, the executive will not compete with the Bank for a period of one year, provided, however, that in the event of a termination in connection with a change in control, the non-compete provisions will not apply.

     Equity Compensation Plans. The Company does not have any equity compensation program that was not approved by stockholders of the Company, other than its ESOP. Set forth below is certain information as of June 30, 2006 regarding equity compensation plans that have been approved by stockholders of the Company.

=====================================================================================================================
                                Number of securities to be                                     Number of securities
  Equity compensation plans      issued upon exercise of             Weighted average         remaining available for
  approved by stockholders     outstanding options and rights         exercise price            issuance under plan
---------------------------------------------------------------------------------------------------------------------
Stock Option Plan                       125,515                           $15.70                        7,234
---------------------------------------------------------------------------------------------------------------------
Recognition and Retention
Plan                                          0                        Not Applicable                   7,482
---------------------------------------------------------------------------------------------------------------------
2003 Long Term Incentive
  Stock Plan                              2,997(1)                     Not Applicable                  79,388
---------------------------------------------------------------------------------------------------------------------
         Total                          128,512                           $15.70                       94,104
=====================================================================================================================

(1) Represents shares that have been granted but have not yet vested.

     There were no options granted to or exercised by the Named Executive Officers during fiscal 2006. Set forth below is certain information concerning options outstanding to the Named Executive Offices at June 30, 2006.

=====================================================================================================================
                              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           FISCAL YEAR-END OPTION VALUES
=====================================================================================================================
                                                                                            Value of Unexercised In-
                                                                  Number of Unexercised       The-Money Options at
                                                                  Options at Year End             Year End (1)
                                                                 -----------------------  ---------------------------
                            Shares Acquired                      Exercisable/Unexerciable  Exercisable/Unexercisable
          Name               Upon Exercise     Value Realized              (#)                         ($)
-------------------------- ----------------- ------------------ ------------------------- ---------------------------
John S. Long                      --                 --              26,169 / --                 36,091 / --

Herbert W. Watts                  --                 --              36,107 / --                  2,269 / --
=====================================================================================================================

(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on June 30, 2006, at which date the last trade price of the Common Stock as quoted on the Nasdaq National Market was $15.25.

Transactions With Certain Related Persons

     The Bank has a policy of offering to its directors and officers real estate mortgage loans secured by their principal residence as well as other loans. All of the loans to the directors and officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, and do not involve more than minimal risk of collectibility. Loans to directors, executive officers and their associates totaled $3,439,000 at June 30, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

     The Common Stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934. The Executive Officers and Directors of the Company and beneficial owners of greater than 10% of the outstanding shares of Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing their beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Proxy Statement of the failure of an executive officer, director or 10% beneficial owner of the common stock to file a Form 3, 4 or 5 as required. Based on the Company's review of ownership reports required to be filed for the year ended June 30, 2006, no Executive Officer, Director or 10% beneficial owner of the Company's Common Stock failed to file ownership reports as required.

               PROPOSAL 2--RATIFICATION OF THE APPOINTMENT OF THE
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Company's independent registered public accounting firm for the fiscal year ended June 30, 2006 was Dixon Hughes PLLC. The Audit Committee of the Board of Directors has reappointed Dixon Hughes PLLC to continue as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2007, subject to ratification of such appointment by the stockholders. It is expected that a representative of Dixon Hughes PLLC will attend the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

     Stockholder ratification of the selection of Dixon Hughes PLLC is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Dixon Hughes PLLC, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

     Set forth below is certain information concerning aggregate fees billed for professional services rendered by Dixon Hughes PLLC during the fiscal years ended June 30, 2006 and 2005.

     Audit Fees. The aggregate fees billed and to be billed to the Company by Dixon Hughes PLLC for professional services rendered by Dixon Hughes PLLC for the audit of the Company's annual financial statements, review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB and services that are normally provided by Dixon Hughes PLLC in connection with statutory and regulatory filings and engagements were $81,147 and $74,371 during the fiscal years ended June 30, 2006 and 2005, respectively.

     Audit-Related Fees. The aggregate fees billed and to be billed to the Company by Dixon Hughes PLLC for assurance and related services rendered by Dixon Hughes PLLC that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "Audit Fees," above, were $1,700 and $4,130 during the fiscal years ended June 30, 2006 and 2005, respectively. The services for fiscal 2006 relate primarily to consultation on training with respect to FAS 109. The services for fiscal 2005 relate primarily to consultation with respect to deferred loan fees, the Company's rabbi trust and correspondence with the SEC.

     Tax Fees. The aggregate fees billed and to be billed to the Company by Dixon Hughes PLLC for professional services rendered by Dixon Hughes PLLC for tax compliance, tax advice and tax planning were $10,300 and $8,613 during the fiscal years ended June 30, 2006 and 2005, respectively. These services primarily included the review of tax returns and quarterly tax estimate computations.

     All Other Fees. There were no fees billed to the Company by Dixon Hughes PLLC during the fiscal years ended June 30, 2006 and 2005, respectively, that are not described above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

     The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. For the fiscal years ended June 30, 2006 and 2005, 100% of audit-related fees, tax fees and all other fees were approved by the Audit Committee prior to engagement.

     The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, is compatible with maintaining Dixon Hughes PLLC's independence. The Audit Committee concluded that performing such services does not affect Dixon Hughes PLLC's independence in performing its function as auditor of the Company.

    THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DIXON HUGHES PLLC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
                       FISCAL YEAR ENDING JUNE 30, 2007.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

     The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address and number of shares owned by the stockholder; describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

     The date on which the 2007 Annual Meeting of Stockholders is expected to be held is October 11, 2006. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2007 Annual Meeting of Stockholders must be given to the Company no later than July 12, 2007.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy material for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office, 901 Chesterfield Highway, Cheraw, South Carolina 29520, no later than May 11, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ John M. Digby

                                       John M. Digby
                                       Secretary

Cheraw, South Carolina
September 8, 2006

                                                                     Appendix A

                           GREAT PEE DEE BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee will assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) such other duties as may be assigned by the Board or required by law.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and skill requirements of the National Association of Securities Dealers (the "NASD"), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. Either (i) at least one member of the Audit
Committee shall be an Audit Committee Financial Expert as defined by the Commission, or (ii) if required by Commission rules, the Company must disclose the lack of an Audit Committee Financial Expert in its annual meeting proxy materials. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may meet periodically with management, the internal auditors and the independent auditor in separate executive sessions.

Committee Authority and Responsibilities

A.       Registered Public Accounting Firms

The Audit Committee, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The responsibility includes the resolution of disagreements between management and the auditors regarding financial reporting. Each such registered public accounting firm reports directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A (I)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

B.       Responsibilities Regarding Financial Statements and Disclosure Matters

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K and filed with the SEC.

2. In connection with the annual audited financial statements, review and discuss with the independent auditors:

         (a)      All critical accounting policies and practices to be used.

         (b) All alternative treatments of financial information within generally accepted accounting principals that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

         (c) Other material written communications between the independent auditor and management such as any management letter or schedule of unadjusted differences.

3. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's reviews of the quarterly financial statements. The review may be accomplished by one or more designated members of the Committee, or by the entire Committee.

4. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

5. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to the requested information, and any significant disagreements with management.

6. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

C.       Oversight of the Company's Relationship with the Independent Auditor

1. Evaluate the qualifications, performance and independence of the independent auditor.

2. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

3. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

4. Receive and review the written disclosures and the letter from the independent auditors required by Independent Standards Board No. 1, Independence Discussions with Audit Committees, and discussing with the independent auditors their independence. Consider whether the provision of permitted non-audit services is compatible with maintaining the auditor's independence.

5. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

D.       Oversight of the Internal Audit Function

The functions of the Internal Auditor and the Internal Audit Department are under the direction of the Audit Committee. The Internal Auditor is hired by and reports directly to the Audit Committee. Oversight duties include:

1. Reviewing and approving the audit plan, which shall include all appropriate control and compliance matters;

2. Reviewing reports of internal auditors as well as management's response;

3.       Monitoring adherence to the audit plan;

4.       Monitoring corrective action taken by management;

5. Monitoring corrective actions resulting from examination reports or external audit reports as tracked by the Internal Audit Department; and

6. Reviewing the policies adopted by the Board of Directors governing the Internal Audit Department and recommending modifications thereof if indicated.

E.       Fiduciary Audit Committee

The Audit committee shall serve as the Fiduciary Audit Committee with respect to
the  Investment   Management  and  Trust  Department  (the   "Department")  with
responsibility to:

1. Cause an audit of the Department to occur in accordance with applicable regulatory requirements and policies established by the Board of Directors to determine if the Department has been administered in accordance with law, regulations and sound fiduciary principles, including findings relative to the adequacy of accounting and non-accounting internal controls;

2. Review the findings of the audit and of any reports of examination conducted by applicable regulatory agencies including any adverse findings, and monitoring corrective measures

3. Oversee the implementation of internal audit programs, including as necessary the engagement of outside service providers to design and conduct such audits and audit programs, receive the auditors reports, and monitor corrective actions for any deficiencies noted; and

4. Report the findings of all audits and other matters to the Board of Directors.

F.       Compliance Oversight Responsibilities

1. Obtain from the independent auditor assurance the auditor has adhered to the requirements of Section 10A(b) of the Exchange Act.

2. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

3. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and published reports that raise material issues regarding the Company's financial statements or accounting policies.

4. Review with management the Company's compliance with laws and regulations.

Audit Committee Governance

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Limitation of Audit Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                 REVOCABLE PROXY

                           GREAT PEE DEE BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 11, 2006

     The undersigned hereby appoints the proxy committee of the Board of Directors of Great Pee Dee Bancorp, Inc. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the 2006 Annual Meeting of Stockholders ("Meeting"), to be held at the main offices of Sentry Bank & Trust, 901 Chesterfield Highway, Cheraw, South Carolina, at 11:00 a.m., (South Carolina time) on Wednesday, October 11, 2006. The proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                FOR   VOTE WITHHELD
                                               -----  -------------
1.   The election as directors of the nominees [   ]     [   ]
     listed below (except as marked to the     [   ]     [   ]
     contrary below) for a three-year term:

     William R. Butler
     H. Malloy Evans, Jr.

     INSTRUCTION:  To  withhold  your  vote
     for any  individual nominee,  mark
     "Withheld" and write that nominee's name on the space provided.

     ----------------------------------------
     ----------------------------------------

                                                FOR     AGAINST      ABSTAIN
                                               -----    -------      -------
2.   The ratification of the appointment       [   ]     [   ]        [   ]
     of Dixon Hughes PLLC as independent       [   ]     [   ]        [   ]
     registered public accounting firm for
     the fiscal year ending June 30, 2007

The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXY COMMITTEE. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy statement prior to a vote being taken on a particular proposal at the Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting; a proxy statement dated September 8, 2006, and audited financial statements.

Dated: _________________, 2006      [ ]  Check Box if You Plan to Attend Meeting



------------------------------      --------------------------------------------
PRINT NAME OF STOCKHOLDER           PRINT NAME OF STOCKHOLDER


------------------------------      --------------------------------------------
SIGNATURE OF STOCKHOLDER            SIGNATURE OF STOCKHOLDER


     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.




--------------------------------------------------------------------------------
           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------